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                                                                 EXHIBIT 10.2.23

                                   ROHR, INC.
                          SUPPLEMENTAL RETIREMENT PLAN
                             TWENTY-THIRD AMENDMENT


Pursuant to Article 6, this amendment to the Supplemental Retirement Plan is hereby adopted.

1. Pursuant to provisions of Section 1.02, the following persons are declared to be eligible to be Participants in the Plan and eligible for a benefit herender, as provided below:

     The calculation of their benefits would be based only on actual service to date of actual retirement, and all early retirement reductions under
     Section 3.02 (as applicable) shall apply.

     (a) Claude LeBrun, who shall be deemed to remain eligible as a Participant under the Plan after the date he is removed from general eligibility as a Participant hereunder (but for the application of these special provisions) until April 1, 1995.

     (b) Sandy Madera, who will also be deemed to remain eligible as a Participant under the Plan until April 1, 1996.

     (c) Alek Mikolajczak, who will also be deemed to remain eligible as a Participant under the Plan until July 31, 1994.

     (d) Jack Ferguson, who also will be deemed to remain eligible as a Participant under the Plan until the first day of the calendar month following his reaching the age of 65.

     (e) Pat Schlesinger, who will also be deemed to be eligible even though he did not reach age 60 as of the date of his retirement.

2.  In all other respects, the Plan is hereby ratified and confirmed.

IN WITNESS WHEREOF, Rohr, Inc., has caused its duly authorized officers to execute this Amendment on the 23 day of September 1993.

                                    ROHR, INC.


                                    By: /s/ R. W. Madsen
                                        -----------------------------------
                                        R. W. Madsen
                                        Vice President, General Counsel
                                        and Secretary